TRANSPARENT VALUE TRUST
Supplement Dated May 20, 2016
To the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”), as supplemented from time to time, for Guggenheim Directional Allocation Fund (the “Fund”), a series of Transparent Value Trust.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT STRATEGY
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectuses and Statement of Additional Information.
Effective on or about July 19, 2016, the current description of the Fund’s “Principal Investment Strategies” will be deleted in its entirety and replaced with the description set forth below.
Principal Investment Strategies
The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance with the goal of capturing more upside in rising equity markets and limiting the downside — including up to 100% cash allocation — during market downturns. The Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM that Transparent Value, LLC has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes (the “Directional Series Indexes”) — the Guggenheim RBP® Large-Cap Market IndexSM (with components that have betas close to one), the Guggenheim Large-Cap Aggressive IndexSM (with components that have betas higher than one) and the Guggenheim RBP® Large-Cap Defensive IndexSM (with components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. As of December 31, 2015, the Directional Allocation Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will invest in securities representing the holdings of the Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Fund may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Fund will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or short-term funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such fund’s advisory fees and operational fees.
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2015, market capitalizations of companies included in the Directional Index ranged from approximately $3.2 billion to $325.3 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The short-term funds in which the Fund will invest include short-term investment companies advised by the Investment Manager or an affiliate of the Investment Manager, or short-term exchange-traded funds (“ETFs”), that invest in short-term fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories—and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
The Fund may only concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to the extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.
The section of the Prospectuses entitled “Principal Risks-Investment in Investment Vehicles Risk” is deleted in its entirety and replaced with the following:
Investment in Investment Vehicles Risk - Investing in other investment vehicles, including ETFs, closed-end funds, investment companies managed by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income and floating rate securities ("affiliated short-term funds"), and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares. Certain risks are also specific to investments in affiliated short-term funds in which the Fund invests, as follows:
Asset-Backed Securities Risk—Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Investments in Loans Risk—Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
The following risk will be added to the section of the Statutory Prospectus entitled “More Information About Principal Risks”:
Investments in Affiliated Short-Term Funds — Under certain conditions, the Guggenheim Directional Allocation Fund will invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies, particularly short-term fixed-income investment companies advised by the Investment Manager, or an affiliate of the Investment Manager ("affiliated short-term funds"). Investments by the Fund in these investment companies significantly increases the Fund's exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on the investment companies and thus the Fund. For example, the liquidity of the investment companies can be limited as a result of large redemptions. Some of the risks of investing in these funds include:
Asset-Backed Securities Risk —The affiliated short-term funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, credit and liquidity and valuation risks.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment risk of the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect an affiliated short-term fund’s investment in the asset-backed securities. The value of asset-backed securities held by an affiliated short-term fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.
Further, recently adopted rules implementing credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which an affiliated short-term fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to an affiliated short-term fund and the affiliated short-term fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) or foreign regulatory developments could materially impact the value of the affiliated short-term fund’s assets, expose the affiliated short-term fund to additional costs and require changes to investment practices, thereby adversely affecting the affiliated short-term fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which an affiliated short-term fund invests, defined by the assets collateralizing the asset-backed securities.
Residential Mortgage-Backed Securities —Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect an affiliated short-term fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, an affiliated short-term fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities —Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations — A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. An affiliated short-term fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which an affiliated short-term fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by an affiliated short-term fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which an affiliated short-term fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. High yield securities may be more sensitive to adverse market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.

Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. An affiliated short-term fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the affiliated short-term fund not receiving payments to which it is entitled.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.
Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which an affiliated short-term fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. An affiliated short-term fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the affiliated short-term fund.  Transactions in loans are often subject to long settlement periods (in excess of the standard T+3 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to an affiliated short-term fund to make additional investments or to use proceeds to meet its current redemption obligations. An affiliated short-term fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy, thereby limiting an affiliated short-term fund’s rights to any collateral.

An affiliated short-term fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than an affiliated short-term fund) or an affiliated short-term fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, an affiliated short-term fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or an affiliated short-term fund determines not to receive non-public information about a borrower for loan investments, the affiliated short-term fund may be disadvantaged relative to other investors and the affiliated short-term fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, an affiliated short-term fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, an affiliated short-term fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument.

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